                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)
                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    48 Wall Street, New York, New York 10286

               (Address of principal executive offices) (Zip Code)
                               -------------------

                              The Bank of New York
                             10161 Centurion Parkway
                           Towermarc Plaza, 2nd Floor
                           Jacksonville, Florida 32256
                          Attn: Ms. Sharon L. Atkinson
                                 (904) 645-1991

            (Name, address and telephone number of agent for service)
                              --------------------

                             TAMPA ELECTRIC COMPANY
               (Exact name of obligor as specified in its charter)

Florida                                                     59-0475140
(State or other                                          (IRS employer
jurisdiction of incorporation                      identification no.)
or organization)
                              --------------------

     TECO Plaza, 702 North Franklin Street, Tampa, Florida 33602 (Address of
                     principal executive offices) (Zip code)

                              --------------------

                              Roger H. Kessel, Esq.
                          General Counsel and Secretary
                             Tampa Electric Company
                            702 North Franklin Street
                              Tampa, Florida 33602
                                 (813) 228-4111
                     (Name, address and telephone number of
                   registrant's agent for service of process)
                              --------------------

                                 With copies to:

                           David R. Pokross, Jr., Esq.
                               Palmer & Dodge LLP
                                One Beacon Street
                           Boston, Massachusetts 02108

                              Mark V. Nuccio, Esq.
                                  Ropes & Gray
                             One International Place
                        Boston, Massachusetts 02110-2624

                              --------------------

                                 Debt Securities
                       (Title of the indenture securities)
--------------------------------------------------------------------------------

1.    General Information.

      Furnish the following information as to the trustee--

            Name and address of each examining or supervising authority to which it is subject.

            Superintendent of Banks of the State of New York 2 Rector Street New York, N.Y. 10006, and Albany, N.Y. 12203

            Federal Reserve Bank of New York 33 Liberty Plaza New York, N.Y.
            10045

            Federal Deposit Insurance Corporation Washington, D.C. 20429

            New York Clearing House Association New York, N.Y.

            Whether it is authorized to exercise corporate trust powers.

            Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.  (See Note on page 4.)

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

      (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 29th day of May, 1998.

                                       THE BANK OF NEW YORK


                                       By: /s/ Sharon L. Atkinson
                                          --------------------------
                                          Sharon L. Atkinson, Agent

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Tampa Electric Company Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       THE BANK OF NEW YORK


                                       By: /s/ Sharon L. Atkinson
                                          --------------------------
                                          Sharon L. Atkinson, Agent

                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

      And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                                                                    in Thousands
                                                                    ------------
ASSETS
------
Cash and balances due from
      depository institutions:
      Noninterest-bearing balances
        and currency and coin ..............................         $ 5,742,986
      Interest-bearing balances ............................           1,342,769
Securities:
      Held-to-maturity securities ..........................           1,099,736
      Available-for-sale securities ........................           3,882,686
Federal funds sold and securities
      purchased under agreements to resell .................           2,568,530
Loans and lease financing receivables:
      Loans and leases,
        net of unearned income ...............   35,019,808
      LESS: Allowance for loan and
        lease losses .........................      627,250
      LESS: Allocated transfer
        risk reserve .........................            0
      Loans and leases, net of unearned
        income and allowance and reserve ...................          34,392,258
Assets held in trading accounts ............................           2,521,451
Premises and fixed assets (including
      capitalized leases) ..................................             659,209
Other real estate owned ....................................              11,992
Investments in unconsolidated



      subsidiaries and associated
      companies ............................................             226,263
Customers' liability to this bank
      on acceptances outstanding ...........................           1,187,449
Intangible assets ..........................................             781,684
Other assets ...............................................           1,736,574
                                                                     -----------
Total assets ...............................................         $56,153,587
                                                                     ===========

LIABILITIES
-----------

Deposits:
      In domestic offices ..................................         $27,031,362
      Noninterest-bearing ....................    11,899,507
      Interest-bearing .......................    15,131,855
      In foreign offices, Edge and
        Agreement subsidiaries, and IBFs ...................          13,794,449
      Noninterest-bearing ....................       590,889
      Interest-bearing .......................    13,203,450
Federal funds purchased and securities sold under
      agreements to repurchase in domestic offices
      of the bank and of its Edge and Agreement
      subsidiaries, and in IBFs: Federal funds
      purchased ............................................           2,338,881
Demand notes issued to the
      U.S. Treasury ........................................             173,851
Trading liabilities ........................................           1,695,216
Other borrowed money:
      With remaining maturity of one year
        or less ............................................           1,905,330
      With remaining maturity of more
        than one year through three years ..................                   0
      With remaining maturity of more
        than three years ...................................              25,664
Bank's liability on acceptances
        executed and outstanding ...........................           1,195,923
Subordinated notes and debentures ..........................           1,012,940
Other liabilities ..........................................           2,018,960
                                                                       ---------
Total liabilities ..........................................          51,192,576
                                                                      ==========


EQUITY CAPITAL
--------------

Common stock ...............................................          1,135,284
Surplus ....................................................            731,319
Undivided profits and capital
      reserves .............................................          3,093,726
Net unrealized holding gains (losses)
      on available-for-sale securities .....................             36,866
Cumulative foreign currency
      translation adjustments ..............................            (36,184)
                                                                    -----------
Total equity capital .......................................          4,961,011
                                                                    -----------
Total liabilities and equity capital .......................        $56,153,587
                                                                    ===========


      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Robert E. Keilman

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

      J. Carter Bacot    )
      Thomas A. Renyi    )    Directors
      Alan R. Griffith   )